UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2006

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor, Depositor, Originator, Administrator

and Servicer into the Issuing Entities described below)

FIRST USA CREDIT CARD MASTER TRUST

(Issuing Entity of the First USA Collateral Certificate)

CHASE CREDIT CARD MASTER TRUST

(Issuing Entity of the Chase Collateral Certificate)

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 575-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On February 28, 2006, the Chase Issuance Trust, a Delaware statutory business trust (the “Trust”) and Chase Bank USA, National Association (the “Bank”), completed the securitization of approximately $1,250,000,000 of credit card receivables. The securitization consists of $1,250,000,000 Class A(2006-1) notes.

The Class A(2006-1) notes are part of a series of notes called the CHASEseries. The CHASEseries will consist of Class A notes, Class B notes and Class C notes. The Class A(2006-1) notes are a tranche of the Class A notes of the CHASEseries.

The Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization. These Class A (2006-1) notes form a part of the same tranche and have the same terms as, and are fungible with, the issuer’s outstanding $1,850,000,000 Class A(2006-1) notes issued on February 16, 2006, which have an interest rate of LIBOR + 0.04% and a scheduled principal payment date of February 15, 2011 (with a legal maturity date of April 15, 2013). As of February 28, 2006, the aggregate outstanding dollar principal amount of Class A(2006-1) notes became $3,100,000,000.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(1.1a)	Class A(2006-1) Underwriting Agreement of Chase Issuance Trust, dated as of February 21, 2006, between Chase Bank USA, National Association and J.P. Morgan Securities Inc.

(1.1b)	Class A(2006-1) Underwriting Terms Agreement, dated as of February 21, 2006, between Chase Bank USA, National Association and J.P. Morgan Securities Inc.

(4.1)	Class A(2006-1) Supplemental Indenture with respect to Additional Class A(2006-1) Notes, dated as of February 28, 2006, between Chase Issuance Trust, as Issuer and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION,

as Sponsor, Depositor, Originator, Administrator and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Vice President

Date: March 1, 2006